Exhibit 10.4

Business operation Agreement

This Business Operation Agreement (hereinafter referred to as “the Agreement”) is signed by the following parties (hereinafter referred to as “all parties to the Agreement”) on May 15, 2019 in Beijing, China:

Party A: Beijing Hongtao Management Consulting Co., Ltd. ("Hongtao Consulting")

Address: Room 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Party B: Beijing Luji Technology Co., Ltd.

Address: Room 1206, 11th Floor, 301, 3-17 F, Building 5, Block 1, Hangfeng Road, Fengtai District, Beijing

Party C:

Tian Xiangyang, ID number: 132521197207010022

Address: West Liangku Yard No.22, West Shuncheng Street, Shacheng Town, Huailai County, Zhangjiakou City, Hebei Province

Tian Zhihai, ID number: 1325211076030014

Address: No.90, Nanguan Village, Ansu Town, Xushui District, Baoding City, Hebei Province

Liu Zexian, ID number: 130730199312150419

Address: No. 158, East 11 Row, Olympics Street, Xiaozhuangzi Village, North Xinbao Town, Huailai County, Zhangjiakou city, Hebei Province

Gao Xuewei, ID number: 132423197707022086

Address: No.90, Nanguan Village, Ansu Town, Xushui District, Baoding City, Hebei Province

Li Chunduo, ID number: 1101096202220622

Address: No.5, Yard 49, JIanguo Road, Mentougou District, Beijing

In view of:

1.      Party A is a wholly foreign-owned enterprise legally established and validly existing in the territory of the People's Republic of China;

2.      Party B is a limited liability company (hereinafter referred to as “the Company”) incorporated in China;

3.      Party A and Party B have established business relationship through Exclusive Consulting and Service Agreement and other agreements; Party B shall pay various amounts to Party A under such agreements. Therefore, Party B’s daily business activities have a substantial impact on paying corresponding amount to Party A;

4.      Party Cs are shareholders of Luji Technology (referred to as “Shareholders”), of which Tian Xiangyang holds 80% of the equity, TIan Zhihai holds 5%, Liu Zexian holds 5%, Gao Xuewei holds 5%, and Li Chunduo holds 5%.

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Accordingly, through friendly consultations, all parties have reached the following agreements in accordance with the principle of equality and mutual benefit:

1.      Duty of omission

In order to ensure that Party B performs various agreements signed with Party A and obligations assumed by Party A, the shareholders hereby acknowledge and agree that Party B will not conduct any transactions that may materially affect its assets, business, personnel, obligations, rights or company operations, except with the prior written consent of Party A or other parties designated by Party A, including but not limited to:

1.1      Conduct any activity beyond the normal business scope of the Company or operate in a manner inconsistent with the past and usual operation;

1.2      Borrow or take on any debts from any third party;

1.3      Alter or remove any director or senior management personnel of the Company;

1.4      Sell, acquire or dispose any assets or rights exceeding RMB 200,000 to any third party, including but not limited to any intellectual property rights;

1.5      Provide security in its assets or intellectual property rights or provide any other forms of security or set any other encumbrances to any third party;

1.6      Amend the Articles of Association or change the business scope of the Company;

1.7      Change the normal business procedures or modify any major internal rules and regulations of the Company;

1.8      Transfer rights and obligations under this Agreement to any third party;

1.9      Make major adjustments to its business model, marketing strategy, business policy or customer relationship;

1.10      Distribute dividends in any form.

2.      Management and personnel arrangements

2.1      Party B and the shareholders hereby agree to accept the advice provided by Party A from time to time regarding the appointment and dismissal of employees, daily management and financial management system of the Company.

2.2      Party B and the shareholders hereby agree that the shareholders will elect the designated person of Party A as the director of Party B (including the executive director) in accordance with laws and regulations and procedures stipulated in the Articles of Association of the Company, and urge the elected directors to elect chairman of the Company (if applicable) according to the candidate recommended by Party A, and appoint the person designated by Party A as the general manager, finance director and other senior management personnel of Party B.

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2.3.      If the above-mentioned director/executive director or senior management appointed by Party A leaves, either voluntarily resigns or dismissed by Party A, he or she will lose the qualification to hold any position in Party B. In this case, the shareholders shall immediately dismiss any of the above-mentioned positions in Party B, and immediately elect and hire other personnel designated by Party A for such positions.

2.4      For the purposes of Article 2.3, the shareholders will take all necessary internal and external procedures to complete the above dismissal and appointment procedures in accordance with law, the Articles of Association and this Agreement.

2.5      The Shareholder hereby agrees to sign Annex 1 Power of Attorney at the same time signing this Agreement. According to the Power of Attorney, the shareholders shall irrevocably authorize the designated personnel of Party A to exercise their shareholder rights on behalf of Party B, and exercise all voting rights at the shareholders' meeting in the name of the shareholders. The shareholders further agree that they will replace the person authorized in the above Power of Attorney at any time upon Party A's request.

3.      Other conventions

3.1      If any agreement between Party A and Party B is terminated or expired, Party A shall have the right to determine whether to terminate all agreements between Party A and Party B, including but not limited to Exclusive Consulting and Service Agreement.

3.2      Since Party A and Party B have established business relationships through agreements such as Exclusive Consulting and Service Agreement, Party B's daily business activities will have a substantial impact on its ability to pay corresponding amounts to Party A. The Shareholders agree that any dividends, dividend distributions or any other gains or benefits (whether in specific forms) obtained as shareholders of Party B shall be paid or voluntarily transferred to Party A immediately, and provide all the documents or take all measures required to achieve such payment or transfer as requested by Party A.

4.      Entire agreement and modifications

4.1      This Agreement and all agreements and/or documents referred to or expressly contained therein constitute the entire agreement between all parties with respect to the subject of this Agreement and supersede all oral and written agreements, contracts, understandings and communications related to the subject of this Agreement.

4.2      Modifications to this Agreement shall be effective only after signing by all parties. Amendments and supplemental agreements duly signed by all parties are an integral part of this Agreement and have the same legal effect.

5.      Governing law

The signing, validity, performance and interpretation of this Agreement and the resolution of disputes shall be governed by the laws of the People's Republic of China and shall be construed in accordance with the laws of the People's Republic of China.

6.      Dispute resolution

6.1      In the event of a dispute between all parties regarding the interpretation and performance of the terms of this Agreement, all parties shall settle in good faith through negotiation. If negotiation fails, either party may submit to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in effect. The place of arbitration is Beijing, and the language used for arbitration is Chinese. The arbitral award shall be final and binding on all parties.

6.2      In addition to the disputes, all parties shall continue to perform their respective obligations in accordance with provisions of this Agreement in good faith.

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7.      Notice

Notices issued by all parties for the performance of their rights and obligations under this Agreement shall be made in writing and delivered by assigned personnel, registered post, postage prepaid mail, express courier service, or fax to the following address:

Party A: Beijing Hongtao Management Consulting Co., Ltd. ("Hongtao Consulting")

Address: Room 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 010-57551198

Recipient: Tian Xiangyang

Party B: Beijing Luji Technology Co., Ltd.

Address: 3 Room 1206, 11th Floor, 301, 3-17 F, Building 5, Block 1, Hangfeng Road, Fengtai District, Beijing

Fax: 010-57551198

Tel: 010-57551198

Recipient: Tian Xiangyang

Party C:

Tian Xiangyang

Address: 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 13031121536

Recipient: Tian Xiangyang

Tian Zhihai

Address: 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 18710121183

Recipient: Tian Zhihai

Liu Zexian

Address: 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 18831332105

Recipient: Liu Zexian

Gao Xuewei

Address: 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 15832272634

Recipient: Gao Xuewei

Li Chunduo

Address: 1106, Building 16, No. 30, Shixing Street, Shijingshan District, Beijing

Tel: 13241593921

Recipient: Li Chunduo

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8.      Agreement validity, term and others

8.1      Party A's written consent, recommendation, designation and other decisions that have a material impact on Party B's daily operations and shall be made by Party A's Board of Directors.

8.2      This Agreement is signed by all parties and effective on the date indicated in the text. Unless Party A terminates this Agreement in advance, this Agreement shall be valid for ten years from the date of entry into force. Before expiration, all parties shall extend the term of this agreement according to requirements of Party A, and sign a separate business operation agreement or continue to perform this Agreement according to Party A's request.

8.3      During the term of this Agreement, Party B and the shareholders shall not terminate this Agreement in advance. Party A reserves the right to terminate this Agreement at any time by issuing a written notice to Party B and the shareholders 30 days in advance.

8.4      All parties hereby confirm that this Agreement is fair and reasonable on the basis of equality and mutual benefit. If any terms and conditions of this Agreement are illegal or unenforceable by applicable law, then such terms shall be removed from this Agreement, but the other terms of this Agreement shall remain in force and this clause shall be deemed not included from the beginning. All parties shall negotiate to replace the deleted terms with mutually acceptable, legal and valid terms.

8.5      Failure by any party to exercise any of its rights, capacities or privileges under this Agreement shall not be deemed as a waiver. The exercise or partial exercise of any rights, capacities or privileges shall not preclude the exercise of any other rights, capacities or privileges.

8.6      In view of this, authorized representatives of all parties signed this Agreement on the date indicated in the text.

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[There is no text on this page, the following are signature pages of Business Operation Agreement]

Party A: Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:	/s/ Tian Xiangyang
Tian Xiangyang

Party B: Beijing Luji Technology Co., Ltd.

Authorized representative:	/s/ Tian Xiangyang
Tian Xiangyang

Party C:

/s/ Tian Xiangyang	/s/ Tian Zhihai
Tian Xiangyang	Tian Zhihai

/s/ Liu Zexian	/s/ Gao Xuewei
Liu Zexian	Gao Xuewei

/s/ Li Chunduo
Li Chunduo

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 80% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as []% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of []% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer []% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 5% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as 5% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of 5% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer 5% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 5% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as 5% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of 5% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer 5% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 5% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as 5% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of 5% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer 5% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 5% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as 5% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of 5% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer 5% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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Annex 1: Power of Attorney

Power of attorney

Shareholders TIan Xiangyang, Tian Zhihai, Liu Zexian, Gao Xuewei and Li Chunduo of Beijing Luji Technology Co., Ltd. ("Luji Technology") holds 100% of the equity of Luji Technology, and I agree to authorize 5% of Luji Technology shareholder’s rights to Beijing Hongtao Management Consulting Co., Ltd. (“Hongtao Consulting”), and hereby irrevocably authorize the authorized person to exercise the following rights during the term of this Power of Attorney:

The authorized person is the sole representative, and exercise all the shareholders' rights in accordance with laws and the company's Articles of Association as 5% equity of Luji Technology, including but not limited to: rights of proposal to convene a shareholders’ meeting, receiving any notice of the shareholders' meeting and proceedings, participation in the Luji Technology Shareholders' Meeting and exercise the full voting rights of 5% of the equity (including designation and appointment of directors, general managers, finance directors and other senor management personnel at the Luji Technology Shareholders' Meeting as the authorized representative, and made decisions on dividends and other matters), sale or transfer 5% of shares.

The authorized person has the right to designate an individual appointed by the board of directors (or executive director) to exercise the rights granted by the authorizer under this Power of Attorney.

Unless Luji Technology, Hongtao Consulting, Tian Zhihai, Liu Zexian, Gao Xuewei, Li Chunduo and the Business Operation Agreement signed by me are terminated for any reason, the Power of Attorney shall be valid for ten years from the date of signature. Upon expiration of the Power of Attorney, I shall extend term of this Power of Attorney upon request of Hongtao Consulting.

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[There is no text on this page, the following are signature pages of Equity Disposal Agreement]

Authorizer:

Tian Xiangyang

__________________

YYYY MMMM DDDD

Authorized person:

Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:

Tian Xiangyang

__________________

YYYY MMMM DDDD

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[There is no text on this page, the following are signature pages of Equity Disposal Agreement]

Authorizer:

Tian Zhihai

__________________

YYYY MMMM DDDD

Authorized person:

Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:

Tian Xiangyang

__________________

YYYY MMMM DDDD

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[There is no text on this page, the following are signature pages of Equity Disposal Agreement]

Authorizer:

Liu Zexian

__________________

YYYY MMMM DDDD

Authorized person:

Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:

Tian Xiangyang

__________________

YYYY MMMM DDDD

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[There is no text on this page, the following are signature pages of Equity Disposal Agreement]

Authorizer:

Gao Xuewei

__________________

YYYY MMMM DDDD

Authorized person:

Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:

Tian Xiangyang

__________________

YYYY MMMM DDDD

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[There is no text on this page, the following are signature pages of Equity Disposal Agreement]

Authorizer:

Li Chunduo

__________________

YYYY MMMM DDDD

Authorized person:

Beijing Hongtao Management Consulting Co., Ltd.

Authorized representative:

Tian Xiangyang

__________________

YYYY MMMM DDDD

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